EXHIBIT 99.1

 Grant Park Fund Weekly Commentary
For the Week Ended February 26, 2016

Current Month				Rolling Performance				Rolling Risk Metrics* (March 2011 – February 2016)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.5%	2.3%	6.7%	-8.9%	-0.9%	-5.1%	0.9%	-5.1%	10.4%	-28.7%	-0.5	-0.6
B**	0.5%	2.3%	6.6%	-9.4%	-1.5%	-5.7%	0.2%	-5.7%	10.4%	-30.8%	-0.5	-0.7
Legacy 1***	0.5%	2.4%	6.8%	-7.0%	1.0%	-3.1%	N/A	-3.1%	10.3%	-23.7%	-0.3	-0.4
Legacy 2***	0.5%	2.4%	6.7%	-7.3%	0.9%	-3.3%	N/A	-3.3%	10.3%	-24.4%	-0.3	-0.4
Global 1***	0.5%	2.5%	6.9%	-7.1%	1.4%	-2.6%	N/A	-2.6%	10.1%	-21.9%	-0.2	-0.3
Global 2***	0.5%	2.5%	6.9%	-7.2%	1.3%	-2.8%	N/A	-2.8%	10.2%	-22.4%	-0.2	-0.4
Global 3***	0.5%	2.4%	6.7%	-8.7%	-0.4%	-4.4%	N/A	-4.4%	10.2%	-26.2%	-0.4	-0.6

S&P 500 Total Return Index****	1.6%	0.7%	-4.3%	-5.4%	11.1%	10.3%	6.5%	10.3%	11.9%	-16.3%	0.9	1.4
Barclays Capital U.S. Long Gov Index****	-0.5%	2.7%	7.8%	3.7%	5.9%	9.5%	7.5%	9.5%	11.5%	-15.5%	0.8	1.5
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.
Portfolio Positions by Sectors and Markets (Two largest positions within each sector)
	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector			Market		Sector			Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	26%					26%
Energy	9%	Short	Natural Gas	2.6%	Short	9%	Short	Natural Gas	2.7%	Short
			Crude Oil	1.9%	Short			Crude Oil	1.9%	Short
Grains/Foods	11%	Short	Corn	2.1%	Short	11%	Short	Corn	2.1%	Short
			Cotton	1.8%	Short			Cotton	1.8%	Short
Metals	6%	Long	Gold	2.3%	Long	6%	Long	Gold	2.3%	Long
			Silver	1.4%	Long			Silver	1.5%	Long
FINANCIALS	74%					74%
Currencies	20%	Long $	British Pound	2.9%	Short	20%	Long $	British Pound	2.9%	Short
			Euro	2.0%	Short			Euro	1.9%	Short
Equities	20%	Short	S&P 500	2.8%	Long	20%	Short	S&P 500	2.8%	Long
			Hang Seng Index	2.4%	Short			Hang Seng Index	2.4%	Short
Fixed Income	34%	Long	Bunds	5.3%	Long	34%	Long	Bunds	5.3%	Long
			U.S. 10-Year Treasury Notes	3.8%	Long			U.S. 10-Year Treasury Notes	3.8%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets rose over 10% after data showed the number of oil-drilling rigs in the U.S. decreased and on reports OPEC members and Russia agreed to meet to discuss capping crude production at January levels.  Natural gas prices were slightly down on forecasts for warmer weather and elevated stockpiles.

Grains/Foods
Corn and wheat prices fell on ample supplies and USDA forecasts of increased plantings.   Soybean markets finished lower as supplies increased amidst weak sales and forecasts of low prices for another year.  Sugar prices increased over 11%  on projections that weather-disrupted supplies may fall short of demand.  Coffee markets finished lower, pressured by a stronger U.S. dollar.

Metals
Precious metals markets declined on a stronger dollar and as gains in the equity markets reduced demand for the safe haven assets.  Copper and base metal prices rose slightly on expectations of increased demand as China’s government announced several tax reductions which could lead to increased property sales.  Copper also benefitted from positive U.S. economic data.

Currencies
The U.S. dollar strengthened against most of its global counterparts as positive U.S. economic data and a rally in the oil and equity markets improved investors’ risk appetite.   The euro weakened and the British pound had its worst weekly performance in over seven years, as concerns of a British exit from the European Union weighed on the currencies sector.

Equities
U.S. and U.K. equity markets moved higher after revised data showed fourth-quarter growth in the U.S. economy was not as weak as expected.  A rally in oil prices also helped lift the equity markets higher.

Fixed Income	U.S. fixed income markets moved slightly lower as gains in the equity markets reduced demand for safe haven assets. Bunds markets rose over concerns the U.K. will vote to leave the European Union.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart
Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index: Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.  Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Risk Metrics Chart
Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.